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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _______________

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                DECEMBER 8, 1998

                                ----------------

                Date of Report (Date of earliest event reported)



                         CREDENCE SYSTEMS CORPORATION
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              (Exact name of registrant as specified in charter)



         DELAWARE                     0-22366                    94-2878499
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(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)




215 FOURIER AVENUE, FREMONT, CALIFORNIA                            94539
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code    (510) 657-7400
                                                      --------------



                                      N/A
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         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

          On December 8, 1998, the Registrant issued a press release reporting the financial results for the fourth fiscal quarter and fiscal year ended October 31, 1998 and a press release reporting the resignation of its Chairman and Chief Executive Officer.



Item 7.  Exhibits.

          Copies of the Registrant's December 8, 1998 press releases announcing its financial results for the fiscal quarter and fiscal year ended October 31, 1998 and the resignation of its Chairman and Chief Executive Officer are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.
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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CREDENCE SYSTEMS CORPORATION
                                    ----------------------------
                                    (Registrant)


Date:  December 8, 1998             By  /s/ Dennis P. Wolf
                                       --------------------

                                    Name:     Dennis P. Wolf
                                    Title:    Chief Financial Officer
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                               INDEX TO EXHIBITS



         Exhibit No.                        Description                   Page
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           99.1              Press Release disseminated on December 8,
                             1998
                             regarding the Registrant's financial results
                             for the fiscal quarter and fiscal year ended
                             October 31, 1998.
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           99.2              Press Release disseminated on December 8,
                             1998
                             regarding the resignation of the
                             Registrant's Chairman and Chief Executive
                             Officer.
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